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                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                        SUPPLEMENT DATED AUGUST 20, 1999
  TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 1, 1998
           (AS SUPPLEMENTED FOR PROSPECTUS THROUGH FEBRUARY 22, 1999)

FOR THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF ALL FUNDS:

This Supplement incorporates certain information provided in a previous supplement dated July 27, 1999.

Craig R. Rodby and John A. Graf have resigned as Directors and Officers of the Funds. Effective July 27, 1999, the size of the Board was reset at 12 (nine of the Directors are independent and three are employees of VALIC or its affiliates). The following individuals were elected by the Board of Directors to serve as directors of the Series Company:

Kent E. Barrett*                   Executive Vice President and Chief Financial Officer,
2929 Allen Parkway                 American General Retirement Services (February
Houston, Texas 77019               1999-Present); formerly, Executive Vice President and Chief
Date of Birth: 9/20/56             Financial Officer, American General Life & Accident Company.

Alice T. Kane*                     Executive Vice President, American General Investment
125 Maiden Lane                    Management, L.P. (May 1998-Present); formerly, Executive
New York, New York                 Vice President, New York Life Insurance Company (1994-1998).
Date of Birth: 1/16/48

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* Interested persons of the Series Company as defined in the Investment Company
  Act of 1940 specifically because of their capacity as officers, directors or consultants of the Series Company, VALIC or one of its affiliates.

Effective July 27, 1999, Ms. Kane and Mr. Barrett were elected President and Executive Vice President of the Series Company, respectively.

FOR THE PROSPECTUS ONLY:

All Funds

Effective May 1, 1999, the Funds' distributor was changed from The Variable Annuity Marketing Company (VAMCO) to A.G. Distributors, Inc., an affiliate of VALIC. Effective July 14, 1999, A.G. Distributors, Inc. changed its name to American General Distributors, Inc. All references to VAMCO in this prospectus should instead refer to American General Distributors, Inc.

Stock Index Fund, MidCap Index Fund, and Small Cap Index Fund

Effective June 4, 1999, Bankers Trust Corporation, the parent company to Bankers Trust Company ("Bankers Trust"), the sub-adviser to each Fund, became a wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Bankers Trust has informed the Funds that, under this new arrangement, the services provided to the Funds will be maintained at their current level. As a result of the foregoing transaction, on April 20, 1999, the Board of Directors approved a new investment sub-advisory agreement with Bankers Trust. The new sub-advisory agreement is identical to the current agreement with Bankers Trust except for the effective date.

Effective as of July 6, 1999, Kathy Condon has assumed portfolio management responsibilities for each Fund. Ms. Condon is the Managing Director and Head of Passive Investments of the sub-adviser. Ms. Condon has been with the sub-adviser since 1970.

On July 27, 1999, the Board of Directors of the Series Company approved the termination of Bankers Trust as a sub-adviser to each Fund. VALIC expects to re-assume direct management of each Fund's investment portfolio on October 1, 1999. Consequently, the section entitled "Portfolio Manager" in each Fund's "Fact Sheet" is deleted in its entirety.

Growth Fund

On July 27, 1999, the Board of Directors of the Series Company approved the termination of T. Rowe Price Associates, Inc. as sub-adviser of the Growth Fund and approved the appointment of Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, Massachusetts, 02109, as the sub-adviser of the Fund, effective September 1, 1999. Shareholder approval of the new investment sub-advisory agreement between VALIC and Wellington Management will be sought at a shareholder meeting anticipated to be held before year end.
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Wellington Management is an independent partnership owned entirely by 59 partners. As of June 30, 1999, Wellington Management managed $223 billion of client assets in a broad range of investment styles for institutional investors, mutual fund sponsors and high net-worth individuals. The firm and its affiliates have offices in Boston, Atlanta, Radnor, San Francisco, London, Singapore, Sydney and Tokyo.

The advisory fee paid by the Fund to VALIC will remain the same. VALIC will pay Wellington Management a monthly fee based on the average daily net asset values of the Fund at the following annual rates:

     0.325% on the first $50 million
     0.250% on the next $450 million
     0.200% on the next $1 billion
     0.180% over $1.5 billion

Effective September 1, 1999, the investment objective of the Fund will be changed from long-term growth of capital through investment primarily in common stocks of U.S. growth companies engaged in service-related activities to that of long-term growth of capital through investment primarily in equity securities. To achieve the Fund's objective, Wellington Management intends to invest primarily in large-cap quality companies with long-term growth potential. The important characteristics of such companies that Wellington Management will focus on include: a strong management team, a leadership position within an industry, a globally competitive focus, a strong balance sheet and a high return on equity.

The investment strategy that Wellington Management will utilize will be a conservative, long-term approach which will be a blend of top down sector analysis and bottom up security selection. For the top down sector analysis, Wellington Management will analyze the macroeconomic and investment environment, including an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through top down analysis, Wellington Management will anticipate trends and changes in markets in the economy as a whole and will identify industries and sectors that are expected to outperform. Through bottom up security selection, Wellington Management will use fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its management, business environment, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

Wellington Management believes that its investment strategy is designed to manage the risks of stock investing, such as market risk and risk associated with foreign securities. However, the Fund will also be subject to manager risk, which is the possibility that the strategy to be used by the Fund's management may fail to produce the intended result.

Effective September 1, 1999, the Fund will be managed by Wellington Management's Core Equity Team of seven portfolio managers who are supported by 31 global industry analysts along with specialized fundamental, quantitative and technical analysts, macro economic analysts and traders. Maya K. Bittar, who is one of the seven portfolio managers, has the responsibility for implementing this Fund's investment portfolio. Prior to joining Wellington Management in 1998, Ms. Bittar was a senior Portfolio Manager of Firstar Investment Research and Management Company, (1993-1998).

Growth & Income Fund

The section entitled "Portfolio Manager" in the Fund's "Fact Sheet" is replaced in its entirety with the following:

     Investment decisions are made by a team of portfolio managers, assistant portfolio managers and analysts organized for that purpose. The team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Money Market Fund

The first paragraph of the "Investment Strategy" section of the Fund's "Fact Sheet" is replaced in its entirety with the following:

     The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The Fund's "Fact Sheet" should reflect that the Fund may buy taxable municipal obligations (variable rate demand notes) and Rule 144A securities (liquid).

MidCap Index Fund

The "Fund Investments" chart in the Fund's "Fact Sheet" should reflect that no more than 10% of the Fund's assets may be invested in illiquid securities.
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Social Awareness Fund

The Fund has made certain changes to its social criteria. The following replaces the second paragraph of the section entitled "Investment Objective" in the Fund's "Fact Sheet."

     The Fund invests only in companies which meet its social criteria. The Fund does not invest in companies that are significantly engaged in:

     - the production of nuclear energy;

     - the manufacture of military weapons or delivery systems;

     - the manufacture of alcoholic beverages or tobacco products;

     - the operation of gambling casinos; or

     - business practices or the production of products that significantly pollute the environment.

The section entitled "Portfolio Manager" in the Fund's "Fact Sheet" is replaced in its entirety with the following:

     Investment decisions are made by a team of portfolio managers, assistant portfolio managers and analysts organized for that purpose. The team meets regularly to review portfolio holdings and discuss purchase and sale activity.

VA-9017-D